SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934.



                               June 30, 1996
                Date of Report (Date of earliest event reported)


                           CYCLO3PSS CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                    0-22720                87-0455642
       -----------                 --------               -----------
       State of                 Commission File No.        IRS Employer
    Incorporation                                        Identification No.


                             3646 West 2100 South
                             --------------------
                           Salt Lake City, UT 84120
                  (Address of principal executive offices)

                                (801-972-9092
                                -------------
                      (Registrant's telephone number)

[PAGE]

Item 5.  Other Events

    At May 31, 1996, the end of its first fiscal quarter, the Registrant had capital and surplus ("Stockholders' Equity") of $628,832. Subsequent to May 31, 1996 but prior to July 1, 1996, the Registrant raised additional capital from the sale of its equity securities. On August 6, 1996, the Registrant filed a Form 8-K to provide information about its financial position at June 30, 1996. The NASDAQ Stock Market subsequently requested that the Registrant amend such Form 8-K to include a Statement of Operations for the 30 day period ended June 30, 1996. Set forth below is an Unaudited Statement of Operations for the 30 day period ending June 30, 1996 and an Unaudited, Condensed Consolidated Balance Sheet of the Registrant at June 30, 1996.

    In the opinion of management, the accompanying consolidated financial statements contain all normal recurring adjustments necessary to present fairly the financial position of Cyclo3pss Corporation as of June 30, 1996. The operating results for the months end June 30, 1996 are not necessarily indicative of the results for a quarter or a full year. The financial statements herein should be read in conjunction with the Company's audited financial statements for the year ended February 29, 1996.

                         STATEMENT OF OPERATIONS
                              (Unaudited)

                                                         For the month
                                                             ended
                                                         June 30, 1996

Net Revenues                                                   $9,579

Costs and expenses:
  Cost of sales                                                40,801
  Research and development                                     64,296
  Selling and marketing                                        17,615
  General and administrative                                  108,476
  Depreciation and amortization                                35,441
            Total expenses                                    226,629
                                                              -------
Loss from operations                                         (217,050)


Interest income                                                 1,317
Interest expense                                             (11,835)
                                                            ________
Net loss                                                   $(227,568)
                                                           =========

                                        2
[PAGE]
                                  BALANCE SHEET
                                   (Unaudited)
                                                               June 30
                                                                 1996
Assets                                                         -------
Current assets:
Cash                                                       $1,149,860
  Accounts receivable, net                                     58,352
  Inventories                                                 293,200
  Prepaid expenses                                              8,280
                                                            ---------
Total current assets                                        1,509,692
Property and equipment, net                                   523,090
Other assets:
  Goodwill, net                                               692,699
  Acquired patents, net                                       442,879
  Developed patents and other, net                            109,257
                                                            ---------
                                                           $3,277,617
Liabilities and Stockholders' Equity                       ==========
Current liabilities:
 Accounts payable                                             134,832
 Accrued liabilities                                          101,067
 Deferred revenue                                             230,249
 Current portion of capital lease obligations                  15,449

Total current liabilities                                     481,597
                                                               -------
Long-term debt obligations                                  1,287,630

Long term portion of capital lease obligations                 54,626
Stockholders' equity:
 Series "A" preferred stock, par value $.01; 4,500,000
 shares authorized; 35,638 shares issued and outstanding          356
 Series "B" preferred stock, par value $.01, at stated value;
 30,000 shares authorized; 1,400  issued or outstanding            14
Class "A" preferred stock, par value $.01; 500,000 shares
authorized; none issued or outstanding                           ____
Common stock, par value $.001; 55,000,000 shares authorized;
10,524,338 shares issued                                       10,524
Additional paid-in capital                                 11,484,341
Accumulated deficit                                        (9,539,926)
Less treasury stock, 264,000 common shares at cost           (501,545)
                                                            ---------
Total stockholders' equity                                  1,453,764
                                                            ---------
                                                           $3,277,617
                                                           ==========
                                      3
[PAGE]
                                SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Cyclo3pss Corporation
Date:  August 15, 1996

                                      By: /s/ John M. Williams
                                      ----------------------------------
                                      John M. Williams
                                      Chief Executive Officer


                                SIGNATURES

 Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Cyclo3pss Corporation
Date:  August 15, 1996

                                      By: /s/ William Stoddard
                                      ----------------------------------
                                      William Stoddard
                                      President









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